TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 2006
                             AMENDED AUGUST 14, 2006
                           AMENDED SEPTEMBER 30, 2006
                            AMENDED NOVEMBER 20, 2006
                             AMENDED JANUARY 1, 2007
                             AMENDED APRIL 18, 2007
                             Amended April 27, 2007


                        DIVERSIFIED SMALL CAP GROWTH FUND
                            GROWTH OPPORTUNITIES FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                              MICRO CAP GROWTH FUND
                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read together with the Funds' Prospectuses dated August 1, 2006, as amended. The Funds' financial statements are contained in the Trust's Annual Report and Semiannual Report, which are incorporated by reference into this SAI. You may receive a copy of a Fund's Prospectus or the Trust's most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407, in Cincinnati 362-4921, or
by visiting our website at touchstoneinvestments.com.

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                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS
                                                                           PAGE

THE TRUST....................................................................3
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................5
INVESTMENT LIMITATIONS......................................................26
TRUSTEES AND OFFICERS.......................................................32
THE INVESTMENT ADVISOR .....................................................37
THE SUB-ADVISORS............................................................42
PORTFOLIO MANAGERS..........................................................45
PROXY VOTING PROCEDURES.....................................................54
THE DISTRIBUTOR.............................................................60
DISTRIBUTION PLANS..........................................................62
SECURITIES TRANSACTIONS.....................................................64
CODE OF ETHICS..............................................................67
PORTFOLIO TURNOVER..........................................................67
DISCLOSURE OF PORTFOLIO HOLDINGS............................................67
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE........................68
CHOOSING A SHARE CLASS......................................................69
OTHER PURCHASE AND REDEMPTION INFORMATION...................................74
TAXES.......................................................................75
PRINCIPAL SECURITY HOLDERS..................................................78
CUSTODIAN...................................................................80
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................80
TRANSFER AND SUB-ADMINISTRATIVE AGENT.......................................80
FINANCIAL STATEMENTS........................................................82
APPENDIX....................................................................83


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THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers eight series of shares to investors: the Diversified Small Cap Growth Fund, the Growth Opportunities Fund (formerly the Growth/Value Fund), the Large Cap Core Equity Fund (formerly the Enhanced 30
Fund), the Large Cap Growth Fund (formerly the Equity Fund), the Large Cap Value Fund, the Micro Cap Growth Fund, the Mid Cap Growth Fund (formerly the Emerging Growth Fund), and the Small Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). This SAI contains information about each Fund. Each Fund has its own investment goal and policies.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for each Fund. The Advisor has selected a sub-advisor(s) (individually, a "Sub-Advisor," collectively, the "Sub-Advisors") to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain administrative and accounting services to Integrated Investment Services, Inc. ("Integrated"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Funds' shares. Integrated, the Distributor and certain Sub-Advisors are affiliates of the Advisor.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, the Mid Cap Growth Fund succeeded to the assets and liabilities of another mutual fund with the same name that was a series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of the Fund and its predecessor fund are substantially identical.

Pursuant to an Agreement and Plan of Reorganization dated June 30, 2003, the Large Cap Growth Fund series of the Trust was reorganized by acquiring the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio. The investment goal and fundamental restrictions of the Touchstone Large Cap Growth Fund did not change, but certain investment strategies changed as a result of the reorganization. The financial data and performance for the Large Cap Growth Fund are carried forward from the Navellier Performance Large Cap Growth Portfolio.

Pursuant to an Agreement and Plan of Reorganization dated May 18, 2006, between the Large Cap Core Equity Fund and the Value Plus Fund, the Large Cap Core Equity Fund acquired all of the assets and liabilities of the Value Plus Fund and the Value Plus Fund was terminated as a series of the Trust on August 14, 2006.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.


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Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares, Class C shares and Class Y shares (formerly Class I shares) of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares;
(iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.


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DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund. A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Strategies and Risks") appears below:

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter


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agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of


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the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC's restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund's net assets.


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U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan
Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


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Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Funds' restrictions on investments in illiquid instruments will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately issued but collateralized by, securities issued by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Funds' restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Each Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

o RULE 144A SECURITIES. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASDAQ").

      A Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could increase and the Fund could be adversely affected.

o SECTION 4(2) COMMERCIAL PAPER. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in
      Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Mid Cap Growth Fund may invest up to 20% of its total assets in securities of foreign issuers. The Large Cap Growth Fund may invest up to 15% of its total assets in foreign securities traded on the U.S. market. The Large Cap Value Fund may invest in common stocks of foreign large cap companies.

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries. The Mid Cap Growth Fund may invest up to 10% of its total assets in emerging market countries. The Large Cap Growth Fund may invest up to 15% of its total assets in securities of emerging market countries traded on the U.S. market. The Small Cap Growth Fund, the Micro Cap Growth Fund and the Diversified Small Cap Growth Fund may also invest in securities of companies in emerging market countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, EDRS AND CDRS. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions that are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the respective Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. A Fund that invests in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The 1940 Act requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of current operating policy, each Fund (except the Large Cap Value Fund) intends to borrow money only as a temporary measure for extraordinary or emergency purposes. The Large Cap Value Fund intends to borrow money only for temporary purposes to meet redemptions or to pay dividends. These policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

As a matter of current operating policy, the Large Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of its net assets. This policy may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile. Swap agreements may have a considerable impact on a Fund's performance, depending on how they are used. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Sub-Advisor believes that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers' acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks;
(ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Mid Cap Growth Fund, Small Cap Growth Fund, Micro Cap Growth Fund, Growth Opportunities Fund and Diversified Small Cap Growth Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO CAP SECURITIES. The Micro Cap Growth Fund, the Small Cap Growth Fund, the Large Cap Value Fund and the Growth Opportunities Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. The Advisor has received an exemptive order from the SEC that permits each Fund to invest its univested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its assets in affiliated money market funds, subject to its investment limitations and certain other conditions pursuant to the exemptive order.

MAJORITY. As used in this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

RATING SERVICES. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this SAI.

INVESTMENT LIMITATIONS
----------------------

FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

THE FUNDAMENTAL LIMITATIONS FOR THE FUNDS ARE:

         1. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

         2. UNDERWRITING. (LARGE CAP CORE EQUITY FUND, LARGE CAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND, LARGE CAP VALUE FUND AND DIVERSIFIED SMALL CAP GROWTH FUND). The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

         (MID CAP GROWTH FUND). The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

         3. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

         4. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

         5. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments,
         (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

         6. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         7. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of each Fund, has adopted the following nonfundamental investment limitations as a matter of "operating policy." These limitations may be changed by the Board of Trustees without shareholder vote.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE LARGE CAP CORE EQUITY FUND
ARE:

         1. BORROWING MONEY. The Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, the Fund may not purchase any security while outstanding borrowings exceed 5%;

         2. PLEDGING. The Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of its total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         3. MARGIN PURCHASES. The Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         4. SELLING SECURITIES. The Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         5. INVESTING FOR CONTROL. The Fund will not invest for the purpose of exercising control or management;

         6. ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

         7. RESTRICTED SECURITIES. The Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees);

         8. SECURITIES OF ONE ISSUER. The Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         9. SHORT SALES. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Fund has no current intention to engage in short selling);

         10. PURCHASE OF PUTS AND CALLS. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

         11. WRITING OF PUTS AND CALLS. The Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

         12. PUTS AND CALLS ON FUTURES. The Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE NONFUNDAMENTAL INVESTMENT LIMITATION FOR THE MID CAP GROWTH FUND IS:

         1. BORROWING MONEY. The Mid Cap Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE GROWTH OPPORTUNITIES FUND ARE:

         1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities.

         2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information involving margin purchases.

         3. SHORT SALES. The Fund will not make short sales of securities.

NONFUNDAMENTAL 80% INVESTMENT POLICIES. Certain Funds have adopted nonfundamental 80% investment policies that may be changed by the Board of Trustees without shareholder approval. Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE NONFUNDAMENTAL 80% INVESTMENT POLICIES FOR THE LARGE CAP GROWTH FUND, SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND, LARGE CAP CORE EQUITY FUND, MID CAP GROWTH FUND AND LARGE CAP VALUE FUND ARE:

         1. LARGE CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

         2. SMALL CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small cap companies.

         3. MICRO CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies, and which, in the opinion of the Sub-Advisor, have superior earnings growth characteristics.

         4. LARGE CAP CORE EQUITY FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

         5. MID CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of mid cap companies.

         6. LARGE CAP VALUE FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

         7. DIVERSIFIED SMALL CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small cap companies. A small cap company has a market capitalization of less than $2.5 billion.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust (formerly Constellation Funds) and Constellation Institutional Portfolios. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
INTERESTED
TRUSTEES(1):
----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
                                        TERM OF                                                     NUMBER
                                        OFFICE                                                     OF FUNDS
                          POSITION       AND                                                       OVERSEEN
        NAME                HELD       LENGTH OF                                                    IN THE           OTHER
       ADDRESS              WITH         TIME               PRINCIPAL OCCUPATION(S)               TOUCHSTONE      DIRECTORSHIPS
        AGE                TRUST        SERVED(2)             DURING PAST 5 YEARS               FUND COMPLEX(3)      HELD(4)
----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
Jill T. McGruder        Trustee and   Until        Senior Vice President of The Western and           54      Director of
Touchstone              President     retirement   Southern Life Insurance Company.  President                LaRosa's (a
Advisors, Inc                         at age 75    and a director of IFS Financial Services,                  restaurant chain).
303 Broadway                          or until     Inc. (a holding company).  She is a
Cincinnati, OH                        she          director of Capital Analysts Incorporated
Age: 51                               resigns or   (an investment advisor and broker-dealer),
                                      is removed   Integrated Investment Services, Inc. (the
                                                   Trust's sub-administrator and transfer
                                      Trustee      agent), IFS Fund Distributors, Inc. (a
                                      since 1999   broker-dealer), Touchstone Advisors, Inc.
                                                   (the Trust's investment advisor and
                                                   administrator) and Touchstone Securities,
                                                   Inc. (the Trust's distributor).  She is
                                                   also President and a director of IFS Agency
                                                   Services, Inc. (an insurance agency), W&S
                                                   Financial Group Distributors, Inc. (an
                                                   annuity distributor) and IFS Systems, Inc.
                                                   She is Senior Vice President and a director
                                                   of W&S Brokerage Services, Inc. (a
                                                   broker-dealer). She is President and Chief
                                                   Executive Officer of Integrity Life
                                                   Insurance Company and National Integrity
                                                   Life Insurance Company.  She is President
                                                   of Touchstone Tax-Free Trust, Touchstone
                                                   Investment Trust, Touchstone Variable
                                                   Series Trust, Touchstone Strategic Trust,
                                                   Touchstone Funds Group Trust and
                                                   Constellation Institutional Portfolios.
                                                   She was President of Touchstone Advisors,
                                                   Inc., and Touchstone Securities, Inc. until
                                                   2004.
----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
John F. Barrett         Trustee       Until         Chairman of the Board, President and Chief          54      Director of The
The Western and                       retirement    Executive Officer of The Western and                        Andersons (an
Southern Life Insurance               at age 75     Southern Life Insurance Company,                            agribusiness and
Company                               or until he   Western-Southern Life Assurance Company                     retailing
400 Broadway                          resigns or    and Western & Southern Financial Group,                     company);
Cincinnat, OH                         is removed    Inc.; Director and Chairman of Columbus                     Convergys
Age 58                                              Life Insurance Company; Fort Washington                     Corporation (a
                                      Trustee       Investment Advisors, Inc., Integrity Life                   provider of
                                      since 2002    Insurance Company and National Integrity                    business support
                                                    Life Insurance Company; Director of Eagle                   systems and
                                                    Realty Group, Inc., Eagle Realty                            customer care
                                                    Investments, Inc. and Integrated                            operations) and
                                                    Investment Services, Inc.; Director,                        Fifth Third
                                                    Chairman and CEO of WestAd, Inc.;                           Bancorp.
                                                    President and Trustee of Western &
                                                    Southern Financial Fund, Inc.
----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------

----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
INDEPENDENT
TRUSTEES:
----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
                                        TERM OF                                                     NUMBER
                                        OFFICE                                                     OF FUNDS
                          POSITION       AND                                                       OVERSEEN
        NAME                HELD       LENGTH OF                                                    IN THE           OTHER
       ADDRESS              WITH         TIME               PRINCIPAL OCCUPATION(S)               TOUCHSTONE      DIRECTORSHIPS
        AGE                TRUST        SERVED(2)             DURING PAST 5 YEARS               FUND COMPLEX(3)      HELD(4)
----------------------- ------------- ------------ --------------------------------------------- ------------ -------------------
Richard L. Brenan       Trustee       Until        Retired Managing Partner of KPMG LLP (a           54       Director of Wing
1420 Neeb Road                        retirement   certified public accounting firm); Director                Eyecare Companies.
Cincinnati, OH                        at age 75    of The National Underwriter Company (a
Age: 62                               or until     publisher of insurance and financial
                                      he resigns   service products) until 2003.
                                      or is
                                      removed

                                      Trustee
                                      since 2005
------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------
Phillip R. Cox           Trustee      Until        President and Chief Executive Officer of           54      Director of the
105 East Fourth Street                retirement   Cox Financial Corp. (a financial services                  Federal Reserve
Cincinnati, OH                        at age 75    company).                                                  Bank of Cleveland
Age: 59                               or until                                                                and Duke Energy
                                      he resigns                                                              (a utility
                                      or is                                                                   company);
                                      removed                                                                 Chairman of The
                                                                                                              Cincinnati Bell
                                      Trustee                                                                 Telephone Company
                                      since 1999                                                              LLC; Director of
                                                                                                              The Timken
                                                                                                              Company (a
                                                                                                              manufacturer
                                                                                                              of bearings,
                                                                                                              alloy steels
                                                                                                              and related
                                                                                                              products and
                                                                                                              services);
                                                                                                              Director of
                                                                                                              Diebold,
                                                                                                              Incorporated
                                                                                                              (a provider
                                                                                                              of integrated
                                                                                                              self-service
                                                                                                              delivery and
                                                                                                              security systems).
------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------
H. Jerome Lerner         Trustee      Until        Principal of HJL Enterprises (a privately          54      None
c/o Touchstone                        retirement   held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until
Cincinnati, OH                        he resigns
Age: 68                               or is
                                      removed

                                      Trustee
                                      since 1989
------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------
Donald C. Siekmann       Trustee      Until        Executive for Duro Bag Manufacturing Co. (a        54      Trustee of Jewish
c/o Touchstone                        retirement   bag manufacturer);  President of Shor                      Hospital, Greater
Advisors, Inc.                        at age 75    Foundation for Epilepsy Research (a                        Cincinnati Arts &
303 Broadway                          or until     charitable foundation);  Trustee of                        Education Center
Cincinnati, OH                        he resigns   Riverfront Funds (mutual funds) from 1999 -                and Cincinnati
Age: 68                               or is        2004.                                                      Arts Association.
                                      removed

                                      Trustee
                                      since 2005
------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------

------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------
Robert E.                Trustee      Until        Retired Partner of KPMG LLP (a certified           54      Trustee of
Stautberg                             retirement   public accounting firm).  He is Vice                       Tri-Health
c/o Touchstone                        at age 75    President of St. Xavier High School.                       Physician
Advisors, Inc.                        or until                                                                Enterprise
303 Broadway                          he resigns                                                              Corporation.
Cincinnati, OH                        or is
Age: 72                               removed

                                      Trustee
                                      since 1999
------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------
John P. Zanotti          Trustee      Until        CEO, Chairman and Director of Avaton, Inc.         54      Director of QMed
c/o Touchstone                        retirement   (a wireless entertainment company).                        (a health care
Advisors, Inc.                        at age 75    President of Cincinnati Biomedical (a life                 management
303 Broadway                          or until     science and economic development company).                 company).
Cincinnati, OH                        he resigns   CEO, Chairman and Director of Astrum
Age: 58                               or is        Digital Information (an information
                                      removed      monitoring company) from 2000 until 2001.

                                      Trustee
                                      since 2002
------------------------ ------------ ------------ --------------------------------------------- ------------ -------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor and an officer of other affiliates of the Advisor and Distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust. Ms. McGruder and Messrs. Cox, Siekmann and Stautberg are Trustees of Touchstone Funds Group Trust and Constellation Institutional Portfolios.

--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
PRINCIPAL
OFFICERS:
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
                                        TERM OF                                                NUMBER
                                        OFFICE                                                OF FUNDS
                        POSITION         AND                                                  OVERSEEN
      NAME                HELD         LENGTH OF                                               IN THE           OTHER
     ADDRESS              WITH           TIME              PRINCIPAL OCCUPATION(S)           TOUCHSTONE      DIRECTORSHIPS
      AGE                TRUST(1)       SERVED               DURING PAST 5 YEARS            FUND COMPLEX(2)       HELD
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
Jill T. McGruder      President     Until             See biography above.                        54        See biography
Touchstone            and Trustee   resignation,                                                            above.
Advisors, Inc.                      removal or
303 Broadway                        disqualification
Cincinnati, OH
Age: 51                             President
                                    since
                                    2004;
                                    President
                                    from
                                    2000-2002
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
Brian E. Hirsch       Vice          Until             Senior Vice President-Compliance of         54        None
Touchstone            President and resignation,      IFS Financial Services, Inc.,
Advisors, Inc.        Chief         removal or        Director of Compliance of W&S
303 Broadway          Compliance    disqualification  Brokerage Services, Inc.; Chief
Cincinnati, OH        Officer                         Compliance Officer of Puglisi & Co.
Age: 50                             Vice              from 2001 until 2002.
                                    President
                                    since 2003
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------

--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
James H. Grifo        Vice          Until             President of Touchstone Securities,         54        None
Touchstone            President     resignation,      Inc. and Touchstone Advisors, Inc.;
Securities, Inc.                    removal or        Managing Director, Deutsche Asset
303 Broadway                        disqualification  Management until 2001.
Cincinnati, OH
Age: 55                             Vice
                                    President
                                    since 2004
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
William A. Dent       Vice          Until             Senior Vice President of Touchstone         54        None
Touchstone            President     resignation,      Advisors, Inc.; Marketing Director
Advisors, Inc.                      removal or        of Promontory Interfinancial
303 Broadway                        disqualification  Network from 2002-2003.
Cincinnati, OH
Age: 43                             Vice
                                    President
                                    since 2004
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
Terrie A. Wiedenheft  Controller    Until             Senior Vice President, Chief                54        None
Touchstone            and           resignation,      Financial Officer and Treasurer of
Advisors, Inc.        Treasurer     removal or        Integrated Investment Services,
303 Broadway                        disqualification  Inc., IFS Fund Distributors, Inc.
Cincinnati, OH                                        and W&S Brokerage Services, Inc.
Age: 44                             Controller        She is Chief Financial Officer of
                                                      since 2000 IFS Financial Services, Inc.,
                                                      Touchstone Advisors, Inc. and
                                                      Treasurer Touchstone Securities, Inc. and
                                    since 2003        Assistant Treasurer of Fort
                                                      Washington Investment Advisors, Inc.
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------
Jay S. Fitton         Secretary     Until             Senior Counsel at Integrated                54        None
Integrated                          resignation,      Investment Services, Inc.
Investment                          removal or
Services, Inc.                      disqualification
303 Broadway
Cincinnati, OH                      Secretary
Age: 36                             since 2006.
                                    Assistant
                                    Secretary
                                    from 2002 -
                                    2006
--------------------- ------------- ----------------- ------------------------------------- --------------- ----------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

(2) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Family of Funds as of December 31, 2005.

                                                        AGGREGATE DOLLAR
                                                            RANGE OF
                               DOLLAR RANGE OF               EQUITY
                             EQUITY SECURITIES IN       SECURITIES IN THE
                                   THE TRUST           TOUCHSTONE FAMILY(1)
                                   ---------           --------------------

John F. Barrett                  Over $100,000              Over $100,000
Richard L. Brenan                 $1-$10,000              $10,001 - $50,000
Phillip R. Cox                  Over $100,000               Over $100,000
H. Jerome Lerner                     None                   Over $100,000
Jill T. McGruder              $50,001 - $100,000            Over $100,000
Donald C. Siekmann                   None                       None
Robert E. Stautberg             Over $100,000               Over $100,000
John P. Zanotti               $50,001 - $100,000         $50,001 - $100,000

(1) The Touchstone Family of Funds consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Family of Funds during the fiscal year ended March 31, 2006.


                             COMPENSATION        AGGREGATE COMPENSATION
NAME                         FROM TRUST(1)       FROM THE TOUCHSTONE FAMILY(1,2)
----                         -------------       -------------------------------
John F. Barrett              $      0            $       0
Richard L. Brenan            $  9,150            $  36,900
Philip R. Cox                $  8,650            $  34,900
H. Jerome Lerner             $ 10,075            $  40,600
Jill T. McGruder             $      0            $       0
Donald C. Siekmann           $  8,150            $  32,900
Robert E. Stautberg          $  9,650            $  38,900
John P. Zanotti              $  8,075            $  32,600

1 The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2006 is as follows: Robert E. Stautberg - $5,000 and Richard L. Brenan - $2,500.

2 The Touchstone Family of Funds consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

Each Independent Trustee receives a quarterly retainer of $4,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen receive an additional $500 quarterly retainer. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Lerner, Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2006, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Brenan, Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee is also responsible for recommending candidates to serve on the Board. The Governance Committee does not consider nominees recommended by the shareholders. The Governance Committee was formed in February 2007 and therefore did not hold any meetings during the fiscal year ended March 31, 2006. However, during the fiscal year ended March 31, 2006, the Trust had a Valuation Committee and a Compliance Committee, each of which held four meetings during the March 31, 2006 fiscal year. There was no Nominating Committee meetings held during the fiscal year ended March 31, 2006.

THE INVESTMENT ADVISOR
----------------------

INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager and administrator. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because he is President and Chairman of The Western and Southern Life Insurance Company and Western - Southern Life Assurance Company, parent companies of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Sub-Advisor, reviews and evaluates the performance of the Sub-Advisors and determines whether or not a Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

Mid Cap Growth Fund         0.80% of average daily net assets

Large Cap Core Equity Fund  0.65% on the first $100 million of average daily net assets
                            0.60% from $100 million to $200 million of average daily net assets
                            0.55% from $200 million to $300 million of average daily net assets
                            0.50% on assets over $300 million

Large Cap Growth Fund       0.75% on the first $200 million of average daily net assets
                            0.70% from $200 million to $1 billion of average daily net assets
                            0.65% thereafter


                                        37

Growth Opportunities Fund   1.00% on the first $50 million of average daily net assets
                            0.90% from $50 million to $100 million of average daily net assets
                            0.80% from $100 million to $1 billion of average daily net assets
                            0.75% thereafter

Small Cap Growth Fund       1.25% of average daily net assets

Micro Cap Growth Fund       1.25% of average daily net assets

Large Cap Value Fund        0.75% of average daily net assets

Diversified Small Cap       1.05% of average daily net assets
Growth Fund

Each Fund shall pay the expenses of its operation, including but not limited to
(i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund;
(iv) brokers' commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent
Trustees of the Trust; (x) compliance fees and expenses and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit the Funds' annual operating expenses as follows:

------------------------------------ --------------------------------
LARGE CAP GROWTH FUND                1.25% for Class A shares
------------------------------------ --------------------------------
                                     2.00% for Class B shares
------------------------------------ --------------------------------
                                     2.00% for Class C shares
------------------------------------ --------------------------------
                                     1.00% for Class Y shares
------------------------------------ --------------------------------

------------------------------------ --------------------------------
MID CAP GROWTH FUND                  1.50% for Class A shares
------------------------------------ --------------------------------
                                     2.25% for Class B shares
------------------------------------ --------------------------------
                                     2.25% for Class C shares
------------------------------------ --------------------------------
LARGE CAP CORE EQUITY FUND           1.15% for Class A shares
------------------------------------ --------------------------------
                                     1.90% for Class C shares
------------------------------------ --------------------------------
SMALL CAP GROWTH FUND                1.70% for Class A shares
------------------------------------ --------------------------------
                                     2.45% for Class B shares
------------------------------------ --------------------------------
                                     2.45% for Class C shares
------------------------------------ --------------------------------
                                     1.30% for Class Y shares
------------------------------------ --------------------------------
MICRO CAP GROWTH FUND                1.95% for Class A shares
------------------------------------ --------------------------------
                                     2.70% for Class C shares
------------------------------------ --------------------------------
                                     1.70% for Class Y shares
------------------------------------ --------------------------------
LARGE CAP VALUE FUND                 1.35% for Class A shares
------------------------------------ --------------------------------
                                     2.10% for Class C shares
------------------------------------ --------------------------------
GROWTH OPPORTUNITIES FUND            1.55% for Class A shares
------------------------------------ --------------------------------
                                     2.30% for Class B shares
------------------------------------ --------------------------------
                                     2.30% for Class C shares
------------------------------------ --------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND    1.40% for Class A shares
------------------------------------ --------------------------------
                                     1.15% for Class Y shares
------------------------------------ --------------------------------

These fee waivers and expense limitations will remain in effect until at least January 1, 2008.

SPONSOR AGREEMENT. Prior to January 1, 2007, the Advisor and the Trust entered into a Sponsor Agreement on behalf of all Funds except the Large Cap Growth Fund. Under the Sponsor Agreement, the Advisor provided certain management support and administrative oversight services to the Funds in exchange for payment of a sponsor fee of 0.20% of a Fund's average daily net assets. The Sponsor Agreement also provided that the Advisor would waive a portion of its fees and/or reimburse Fund expenses in order to limit a Fund's net operating expenses to the amounts stated in the Sponsor Agreement. On January 1, 2007, the Sponsor Agreement was terminated and the Funds are no longer subject to any sponsor fees. The expense limitations contained in the Sponsor Agreement are now provided in the Expense Limitation Agreement.

ADVISORY FEES, SPONSOR FEES AND FEE WAIVERS. Set forth below are the advisory and sponsor fees incurred by the Funds during the last three fiscal periods. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as indicated in the footnotes below:

ADVISORY FEES INCURRED                               FISCAL PERIOD ENDED

                                                 3-31-        3-31-        3-31-
                                                 2006         2005         2004
                                                 ----         ----         ----
Mid Cap Growth Fund(1)                      $7,640,242   $6,885,663   $4,133,417
Growth Opportunities Fund                    1,053,963    1,125,654    1,265,516
Large Cap Core Equity Fund(2)                  130,011       82,797       67,854
Small Cap Growth Fund(3)                     3,192,578    1,248,883      569,567
Micro Cap Growth Fund(4)                       831,824      253,379           --
Large Cap Value Fund(5)                          5,781           --           --

                                3-31-05-     12-31-04-    12-31-03-   12-31-02-
                                3-31-06       3-31-05     12-31-04    12-31-03
                                -------       -------     --------    --------
Large Cap Growth Fund(6)       $5,021,672   $1,302,547   $  131,585   $  220,563

SPONSOR FEES INCURRED                                 FISCAL PERIOD ENDED

                                                 3-31-        3-31-        3-31-
                                                 2006         2005         2004
                                                 ----         ----         ----
Mid Cap Growth Fund(1)                      $1,910,078   $1,721,426   $1,033,362
Large Cap Core Equity Fund(2)                   40,002       25,476       21,012
Small Cap Growth Fund(3)                       510,816      199,694       91,131
Micro Cap Growth Fund(4)                       133,093       40,541           --
Large Cap Value Fund(5)                          1,542           --           --

(1) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $438,781, $651,105 and $431,162 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively.

(2) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $181,253, $182,574 and $154,978 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively.

(3) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $286,282, $230,345 and $125,840 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively.

(4) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $176,366 and $126,701, for the fiscal periods ended March 31, 2006 and 2005, respectively.

(5) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $15,566 for the fiscal period ended March 31, 2006.

(6) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $8,913, $45,340 and $86,843 for the fiscal periods ended March 31, 2005, March 31, 2004 and December 31, 2003.

DISCUSSION OF BOARD OF TRUSTEE CONSIDERATIONS REGARDING THE AMENDMENT OF THE LARGE CAP GROWTH FUND'S ADVISORY FEE SCHEDULE. On November 18, 2004, the Board of Trustees of the Trust met to review certain information with respect to amending the Fee Schedule to the Advisory Agreement with the Advisor for the Large Cap Growth Fund (the "Fund"). Specifically, the Board met to consider whether to approve a change in the Fund's breakpoint schedule to increase the advisory fee applicable to Fund assets in excess of $500 million. The Advisor proposed this change because, for historical reasons, the Fund's fee structure at higher levels was lower than the fee structure applicable to the Trust's other equity funds such that, under the pre-existing breakpoint levels, the Advisor anticipated that at higher asset levels it would be unable to earn a reasonable economic return on the Fund and that it might therefore be necessary to close the Fund to investment by new and existing shareholders. Accordingly, the Advisor proposed that the fee structure be changed to levels commensurate with its peers in the Trust and unaffiliated funds. After its deliberations, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" pursuant to Section 2(a) (19) of the Investment Company Act of 1940 (the "Disinterested Trustees"), determined to recommend that shareholders of the Fund vote for the amendment of the Fee Schedule to the Advisory Agreement, and after approval by the shareholders that change went into effect.

The Board reevaluated its decision at a meeting on May 18, 2006 in response to a request from the SEC staff. The Board reconsidered the amendment of the Advisory Agreement's Fee

Schedule and the Board, including a majority of the Disinterested Trustees, again concluded that the new Fee Schedule was in the best interests of the Fund and its shareholders.

In evaluating and approving the proposal, the Board, including a majority of the Disinterested Trustees, in consultation with their independent counsel, requested and evaluated information provided by the Advisor which, in the view of the Board, constituted information necessary for the Board to form a judgment as to whether implementation of the proposed new investment advisory Fee Schedule would be in the best interests of the Fund and its shareholders. The Board reconsidered the new Fee Schedule without reference to any costs or potential losses incurred by the Advisor's affiliates from distribution and shareholder servicing; at the November 2004 board meeting the Advisor had indicated that if it and its affiliates together were to suffer losses from the operation of the Fund (as was expected if the new Fee Schedule had not been approved), it might have been necessary to recommend the closure of the Fund to new investors and new investment by current shareholders after the Fund attained $500 million in assets.

The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Fund; and (4) information about the Advisor's personnel. Prior to voting, the Disinterested Trustees reviewed with management and with experienced independent counsel the amendment of the Fee Schedule and received materials from such counsel discussing the legal standards for their consideration. The Disinterested Trustees also reviewed the amendment in private sessions with their independent counsel, at which no representatives of management were present.

In evaluating and approving the proposal, the Board considered various factors, including:

     (i) the rate of the investment advisory fees and other expenses that would be paid by the Fund under the amended Fee Schedule as compared to those of representative comparable funds managed by other investment advisers. The Trustees noted in particular that for the Fund, the proposed new investment advisory fee would be reasonable because it is within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Board by the Advisor based on information contained in various publicly available documents. Specifically, the fee contained in the amended Fee Schedule was at the median of comparable funds;

     (ii) The portion of the advisory fee that would be retained by the Advisor after payment of the Fund's Sub-Adviser, as compared to the comparable portion retained by the Advisor with respect to other funds it manages and retained by the advisers to representative sub-advised funds managed by other investment advisers. The Trustees noted in particular that at higher asset levels the portion of the advisory fee retained by the Advisor under the old breakpoint schedule was significantly lower than both the portion retained by the Advisor of the advisory fee it charges other funds it manages and the comparable amounts retained by other advisers with respect to representative sub-advised funds. The portion of the advisory fee to be retained by the Advisor under the new Fee Schedule, on the other hand, was substantially the same as both the portion retained by the Advisor of the advisory fee it charges other funds it manages and the comparable amounts retained by other advisers with respect to representative sub-advised funds.

     (iii) the impact of the proposed changes in investment advisory fee rates on the Fund's Net Expense ratio both before and after any waivers or reimbursements;

     (iv) the outstanding investment performance of the Fund and its consistent top tier rankings based on comparisons with the same funds used for the advisory fee comparisons described above;

     (v) the nature and quality of investment advisory services provided by the Advisor to the Fund;

     (vi) other benefits to the Advisor in providing investment advisory services to the Fund, both under the current Fee Schedule and the proposed new Fee Schedule; and

     (vii) the inclusion of a breakpoint in the new Fee Schedule for assets above $1 billion to reflect potential economies of scale. At the May 2006 meeting the Advisor informed the Board that it would consider the possibility of introducing further breakpoints into the Fee Schedule if warranted by further potential economies of scale at higher levels.

In considering the proposal, the Board concluded that the new Fee Schedule should: (i) over the long-term, enable the Advisor to continue to provide high-quality investment advisory services to the Fund at reasonable and competitive fee rates; and (ii) enable the Advisor to provide investment advisory services to the Fund at levels consistent with the increased demands of the current marketplace, while maintaining the current investment sub-advisory structure. The Board concluded that the amendment to the Fee Schedule was on balance more favorable for shareholders than the alternative presented to it of closing the Fund to new investors and new investments, as the Advisor indicated might be necessary if the new Fee Schedule was not implemented.

ADMINISTRATION AGREEMENT. Effective January 1, 2007, the Advisor provides administrative services to the Trust under an Administration Agreement. The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of 10 billion. Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. The Advisor has sub-contracted certain administrative and accounting services to Integrated and pays Integrated a sub-administrative fee out of its administrative fee. (See "Transfer and Sub-Administrative Agent" in this SAI).

THE SUB-ADVISORS
----------------

The Advisor has retained one or more Sub-Advisor(s) to serve as the discretionary portfolio manager(s) of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

MID CAP GROWTH FUND*
TCW Investment Management Company           0.50% of average net assets managed
Westfield Capital Management Company LLC    0.50% of average net assets managed

LARGE CAP GROWTH FUND
Navellier & Associates, Inc.                0.40% of the first $1 billion of average net assets
                                            0.35% thereafter

LARGE CAP CORE EQUITY FUND**
Todd Investment Advisors, Inc.              0.40% on the first $100 million of average net assets
                                            0.35% on the next $100 million of net assets
                                            0.30% on the next $100 million of net assets
                                            0.25% thereafter

GROWTH OPPORTUNITIES FUND
Westfield Capital Management Company LLC    0.60% on the first $50 million of average net assets
                                            0.50% on the next $450 million of net assets
                                            0.40% on the next $500 million of net assets
                                            0.35% thereafter

SMALL CAP GROWTH FUND***
Bjurman, Barry & Associates                 0.90% of average net assets managed
Longwood Investment Advisors, Inc.          0.85% of average net assets managed

MICRO CAP GROWTH FUND
Bjurman, Barry & Associates                 0.85% of average net assets

LARGE CAP VALUE FUND
JS Asset Management, LLC                    0.40% on the first $250 million of average net assets
                                            0.35% thereafter

DIVERSIFIED SMALL CAP GROWTH FUND           0.65% of average net assets
Fort Washington Investment Advisors, Inc.

* The Advisor has allocated responsibility for managing the Mid Cap Growth Fund between TCW Investment Management Company and Westfield Capital Management Company LLC. TCW uses a value style management process and Westfield uses a growth style process.

** Todd Investment Advisors, Inc. has voluntarily agreed to waive a portion of its sub-advisory fee to .25% of average daily net assets. The fee waiver will be discontinued when the Fund's assets exceed $100 million.

*** The Advisor has allocated to Longwood Investment Advisors, Inc. responsibility for managing approximately 70% of the Small Cap Growth Fund's assets and has allocated to Bjurman, Barry & Associates responsibility for managing approximately 30% of the Fund's assets. These allocations may be larger or smaller at various times, but the Advisor will not reallocate the Fund's assets between Sub-Advisors to reduce these differences in size until the assets vary from the percentages above by approximately 10% or more of the Fund's average daily net assets for a period of 3 consecutive months. In such event, the Advisor may, but is not obligated to, reallocate assets among the Sub-Advisors to provide for a more equal distribution of the Fund's assets. Bjurman Barry & Associates and Longwood Investment Advisors, Inc. have each voluntarily agreed to waive a portion of their sub-advisory fees by 0.25% until at least January 1, 2008. The reduced sub-advisory fees are 0.65% of average net assets for Bjurman and 0.60% of average net assets for Longwood.

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. A sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors.

WESTFIELD CAPITAL MANAGEMENT COMPANY LLC is a wholly owned subsidiary of Boston Private Financial Holdings Company, Inc., a publicly traded company listed on the NASDAQ exchange.

TCW INVESTMENT MANAGEMENT COMPANY is a subsidiary of The TCW Group, Inc. The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management S.A., which is owned by Societe Generale S.A.

NAVELLIER & ASSOCIATES, INC. is wholly owned by Louis G. Navellier.

TODD INVESTMENT ADVISORS, INC. is a wholly owned subsidiary of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc. Ms. McGruder and Mr. Barrett may be deemed to be affiliates of Todd Investment Advisors, Inc.

FORT WASHINGTON INVESTMENT ADVISORS, INC. is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder and Mr. Barrett may be deemed to be affiliates of Fort Washington Investment Advisors, Inc.

BJURMAN, BARRY & ASSOCIATES is owned by the George A. Bjurman Living Trust and the Thomas Barry Living Trust.

LONGWOOD INVESTMENT ADVISORS, INC. is majority owned by Robert Davidson, Jennifer Pawloski, Kathleen Jordan, Sara D'Eathe Leggat and Leonard Sorgini.

JS ASSET MANAGEMENT, LLC is controlled by John Schneider.

PORTFOLIO MANAGERS
------------------

The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in the Fund(s) managed at the end of the March 31, 2006 fiscal year*. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure as of March 31, 2006, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.

* The information in the charts for the Diversified Small Cap Growth Fund is as of September 30, 2006.

MID CAP GROWTH FUND - TCW INVESTMENT MANAGEMENT COMPANY
                      WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                                               OTHER ACCOUNTS MANAGED
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
PORTFOLIO MANAGER                  TYPE OF ACCOUNT         NUMBER OF     TOTAL                  BENEFICIAL OWNERSHIP
                                                           ACCOUNTS      ASSETS IN              IN FUND
                                                                         ACCOUNTS
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Nicholas Galluccio (TCW)    Registered Investment               8        $2,036.5 million       Over $1,000,000
                            Companies
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             9        $949.4 million
                            Vehicles
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts                      51       $4,280.4 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Susan Suvall                Registered Investment               7        $2,036.5 million       $100,001 -
(TCW)                       Companies                                                           $500,000
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             9        $949.4 million
                            Vehicles
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts                      51       $4,280.4 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
William Muggia (Westfield)  Registered Investment               9        $2,493.2 million       None
                            Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             3        $506.7 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    510       $2,955.4 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------

--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Arthur Bauernfeind          Registered Investment               9        $2,493.2 million       None
(Westfield)                 Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             1        $19.4 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    511       $2.477 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Ethan Meyers                Registered Investment               9        $2,493.2 million
(Westfield)                 Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             1        $19.4 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    507       $2,444 million

--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Scott Emerman               Registered Investment               9        $2,493.3 million       None
(Westfield)                 Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             1        $19.4 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    511       $2,444.6 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------

* Represents accounts managed/ownership by Westfield Investment Committee, which consists of the four primary managers listed on the chart and Westfield's security analysts. "Other Accounts" include each portfolio manager's personal accounts in which he has investment discretion.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (TCW). Mr. Galluccio and Ms. Suvall co-manage 2 "Pooled Investment Vehicles" and 10 "Other Accounts" where the advisory fee is based on the performance of the account. The total assets in the "Pooled Investment Vehicle" are $23.2 million and the total assets in the "Other Accounts" are $1,061.3 million.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (WESTFIELD). Mr. Muggia is the portfolio manager for three "Pooled Investment Vehicles" (limited partnerships) where the advisory fee is based on the performance of the account. The total assets in these accounts are $506,756,485. The remaining primary managers of Westfield's Investment Committee manage one "Other Pooled Investment Vehicle" (limited partnership) with total assets of $19,374,345. The four primary managers also manage 13 "Other Accounts" (separately managed accounts) where the advisory fee is based on the performance of the account. The total assets in the separately managed accounts are $891,196,077.

COMPENSATION STRUCTURE (TCW). Mr. Galluccio and Ms. Suvall are paid a fixed base salary and fee sharing based compensation (fee sharing). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy areas for which the managers are responsible. Fee sharing applies to all TCW accounts managed by the portfolio managers and is paid quarterly.

Fee sharing revenues for the portfolio managers are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues included in this pool include only those from the products managed by the portfolio managers. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund.

Each portfolio manager also participates in other TCW compensation programs, which are not tied to the accounts managed by such portfolio manager. Each portfolio manager is a holder of stock and/or stock options of TCW and/or TCW's parent company, Societe Generale.

COMPENSATION STRUCTURE (WESTFIELD). Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Both Mr. Emerman and Mr. Meyers may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the partnerships as distributed under the discretion of the portfolio manager.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the limited partnerships he manages.

CONFLICTS OF INTEREST (TCW). Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee.

CONFLICTS OF INTEREST (WESTFIELD). Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons and fees, as the lead portfolio manager must allocate his time and the team's investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm's Code of Ethics.

LARGE CAP CORE EQUITY FUND - TODD INVESTMENT ADVISORS, INC.

                                               OTHER ACCOUNTS MANAGED
------------------------- -------------------------------- -------------- --------------------- -------------------
PORTFOLIO MANAGER                 TYPE OF ACCOUNT          NUMBER OF      TOTAL                 BENEFICIAL
                                                           ACCOUNTS       ASSETS IN             OWNERSHIP
                                                                          ACCOUNTS              IN FUND
------------------------- -------------------------------- -------------- --------------------- -------------------
Curtiss Scott             Registered Investment Companies        5          $110,352,005         None
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Pooled Investment                0          $0
                          Vehicles
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Accounts                        67          $2,265,465,661
------------------------- -------------------------------- -------------- --------------------- -------------------
John White                Registered Investment Companies        5          $110,352,005         None
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Pooled Investment                0          $0
                          Vehicles
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Accounts                        67          $2,265,465,661
------------------------- -------------------------------- -------------- --------------------- -------------------
Robert Bordogna           Registered Investment Companies        0          $0                   None
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Pooled Investment                0          $0
                          Vehicles
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Accounts                        67          $2,265,465,661
------------------------- -------------------------------- -------------- --------------------- -------------------
Bosworth Todd             Registered Investment Companies        0          $0                   None
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Pooled Investment                0          $0
                          Vehicles
------------------------- -------------------------------- -------------- --------------------- -------------------
                          Other Accounts                        67          $2,265,465,661
------------------------- -------------------------------- -------------- --------------------- -------------------

COMPENSATION STRUCTURE. Each portfolio manager is paid a fixed base salary and short-term bonus arrangement. The specific compensation a portfolio manger receives from the short-term bonus pool is based primarily on the firm's profitability and secondarily on how each individual contributes to the organization. Todd's parent also has long-term deferred compensation arrangement that provides significant additional incentives for key professionals to remain within the organization.

CONFLICTS OF INTEREST. Todd believes the management of its accounts, including the Fund, does not present any material conflicts of interest in either the devotion of time, attention or the allocation of investment opportunities. The Fund focuses on the top 200 stocks within the Russell 1000, a group of large companies with securities that trade well in the marketplace. Other strategies managed by Todd concentrate on larger capitalization, well-traded securities. Allocation of investment opportunities is not an issue within this universe.

LARGE CAP GROWTH FUND - NAVELLIER & ASSOCIATES, INC.

                                             OTHER ACCOUNTS MANAGED
------------------------- -------------------------------- ---------------- ------------------- -------------------
PORTFOLIO MANAGER                 TYPE OF ACCOUNT          NUMBER OF        TOTAL               BENEFICIAL
                                                           ACCOUNTS         ASSETS IN           OWNERSHIP
                                                                            ACCOUNTS            IN FUND
------------------------- -------------------------------- ---------------- ------------------- -------------------
Louis Navellier           Registered Investment Companies         5         $270 million        $100,001-$500,000
------------------------- -------------------------------- ---------------- ------------------- -------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
------------------------- -------------------------------- ---------------- ------------------- -------------------
                          Other Accounts                        2,031       $920 million
------------------------- -------------------------------- ---------------- ------------------- -------------------
Shawn Price               Registered Investment Companies         1         $7 million          $100,001-$500,000
------------------------- -------------------------------- ---------------- ------------------- -------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
------------------------- -------------------------------- ---------------- ------------------- -------------------
                          Other Accounts                        2,149       $2,030 million
------------------------- -------------------------------- ---------------- ------------------- -------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Navellier manages 153 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $102.11 million. Mr. Price manages 47 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $24.73 million.

COMPENSATION STRUCTURE. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Each portfolio manager is eligible to participate in Navellier's options program. The number of options granted to a portfolio manager is dependent upon various measures such as asset growth and performance.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

GROWTH OPPORTUNITIES FUND - WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                                                OTHER ACCOUNTS MANAGED
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
PORTFOLIO MANAGER                  TYPE OF ACCOUNT         NUMBER OF     TOTAL                  BENEFICIAL OWNERSHIP
                                                           ACCOUNTS      ASSETS IN              IN FUND
                                                                         ACCOUNTS
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
William Muggia              Registered Investment               9        $2,493.2 million       None
                            Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             3        $506.7 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    510       $2,955.4 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Arthur Bauernfeind          Registered Investment               9        $2,493.2 million       None
                            Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             1        $19.4 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    511       $2,477 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Ethan Meyers                Registered Investment               9        $2,493.2 million       None
                            Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             1        $19.4 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    507       $2,444 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
Scott Emerman               Registered Investment               9        $2,493.2 million       None
                            Companies*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Pooled Investment             1        $19.4 million
                            Vehicles*
--------------------------- ------------------------------ ------------- ---------------------- ----------------------
                            Other Accounts*                    511       $2,444.6 million
--------------------------- ------------------------------ ------------- ---------------------- ----------------------

* Represents accounts managed/ownership by Westfield Investment Committee, which consists of the four primary managers listed on the chart and Westfield's security analysts. "Other Accounts" include each portfolio manager's personal accounts in which he has investment discretion.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. See description under "Mid Cap Growth Fund (Westfield)."

COMPENSATION STRUCTURE. See description under "Mid Cap Growth Fund (Westfield)."

CONFLICTS OF INTEREST.  See description under "Mid Cap Growth Fund (Westfield)."

SMALL CAP GROWTH FUND - BJURMAN BARRY & ASSOCIATES
                        LONGWOOD INVESTMENT ADVISORS, INC.

                                              OTHER ACCOUNTS MANAGED
------------------------- -------------------------------- --------------- --------------------- -------------------
PORTFOLIO MANAGER                 TYPE OF ACCOUNT          NUMBER OF       TOTAL                 BENEFICIAL
                                                           ACCOUNTS        ASSETS IN             OWNERSHIP
                                                                           ACCOUNTS              IN FUND
------------------------- -------------------------------- --------------- --------------------- -------------------
O. Thomas Barry III       Registered Investment Companies        6         $900.01 million              None
(Bjurman)
------------------------- -------------------------------- --------------- --------------------- -------------------
                          Other Pooled Investment                0         $0
                          Vehicles
------------------------- -------------------------------- --------------- --------------------- -------------------
                          Other Accounts                         20        $279.52 million
------------------------- -------------------------------- --------------- --------------------- -------------------
Stephen Shipman           Registered Investment Companies        6         $900.01 million              None
(Bjurman)
------------------------- -------------------------------- --------------- --------------------- -------------------
                          Other Pooled Investment                0         $0
                          Vehicles
------------------------- -------------------------------- --------------- --------------------- -------------------
                          Other Accounts                         54        $72.95 million
------------------------- -------------------------------- --------------- --------------------- -------------------
Robert Davidson           Registered Investment Companies        0         $0                           None
(Longwood)
------------------------- -------------------------------- --------------- --------------------- -------------------
                          Other Pooled Investment                1         $17,378,728
                          Vehicles
------------------------- -------------------------------- --------------- --------------------- -------------------
                          Other Accounts                        336        $1,924,424,979
------------------------- -------------------------------- --------------- --------------------- -------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (BJURMAN). Mr. Shipman manages 10 "Small Cap Absolute Return Strategy" accounts where the advisory fee may be subject to a performance fee in addition to the annual management fee. The total assets in these accounts are $6.68 million.

COMPENSATION STRUCTURE (BJURMAN). Mr. Barry and Mr. Shipman receive a fixed salary, year-end profit sharing, bonus and account retention commissions. Bonuses are determined using subjective decisions by management based upon a number of factors, including term of employment, level of demonstrated effort and attitude. Account retention commissions are a specific percentage of the account fees paid to the portfolio account manager while the manager and account are still with the firm. Mr. Barry and Mr. Shipman may also receive an incentive bonus based upon an account's performance, including the performance of the Fund. Incentive bonuses are paid as a specific percentage of the account fees when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers having the same investment objective as the managed account. They are calculated using the top 25% of the universe provided by Effron-PSN for that investment style.

COMPENSATION STRUCTURE (LONGWOOD). Mr. Davidson receives a fixed salary and a bonus. Bonuses are based on the firm's profitability and are determined by Mr. Davidson. Mr. Davidson also participates in the firm's profit sharing plan and medical plan.

CONFLICTS OF INTEREST (BJURMAN). Mr. Barry and Mr. Shipman manage other accounts that may have an investment focus similar to one of their managed Funds. The management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, Mr. Shipman manages ten accounts where the advisory fee may be subject to a performance fee in addition to the annual management fee. A conflict of interest could arise between an account Mr. Shipman manages that may have a performance based fee and the Fund. From time to time the same securities may be recommended for both types of accounts.

CONFLICTS OF INTEREST (LONGWOOD). Actual or potential conflicts of interest may arise when Mr. Davidson has management responsibilities to more that one account (including the Fund) such as devotion of unequal time and attention to the management of the accounts and inability to allocate limited investment opportunities across a broad band of ACCOUNTS.

MICRO CAP GROWTH FUND - BJURMAN BARRY & ASSOCIATES

                                           OTHER ACCOUNTS MANAGED
------------------------- -------------------------------- ---------------- --------------------- --------------------
PORTFOLIO MANAGER                 TYPE OF ACCOUNT          NUMBER OF        TOTAL                 BENEFICIAL
                                                           ACCOUNTS         ASSETS IN             OWNERSHIP
                                                                            ACCOUNTS              IN FUND
------------------------- -------------------------------- ---------------- --------------------- --------------------
O. Thomas Barry III       Registered Investment Companies         6         $865.54 million        None
------------------------- -------------------------------- ---------------- --------------------- --------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
------------------------- -------------------------------- ---------------- --------------------- --------------------
                          Other Accounts                         20         $279.52 million
------------------------- -------------------------------- ---------------- --------------------- --------------------
Stephen Shipman           Registered Investment Companies         6         $865.54 million        None
------------------------- -------------------------------- ---------------- --------------------- --------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
------------------------- -------------------------------- ---------------- --------------------- --------------------
                          Other Accounts                         54         $72.95 million
------------------------- -------------------------------- ---------------- --------------------- --------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. See description under "Small Cap Growth Fund (Bjurman)."

COMPENSATION STRUCTURE.  See description under "Small Cap Growth Fund (Bjurman)"

CONFLICTS OF INTEREST.  See description under "Small Cap Growth Fund (Bjurman)"

LARGE CAP VALUE FUND - JS ASSET MANAGEMENT, LLC

                                        OTHER ACCOUNTS MANAGED
----------------------- ---------------------------------- -------------- --------------------- ----------------------
PORTFOLIO MANAGER                TYPE OF ACCOUNT           NUMBER OF      TOTAL                 BENEFICIAL OWNERSHIP
                                                           ACCOUNTS       ASSETS IN             IN FUND
                                                                          ACCOUNTS
----------------------- ---------------------------------- -------------- --------------------- ----------------------
John Schneider          Registered Investment Companies          3        $78.2 million        Over $1,000,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Pooled Investment Vehicles         3        $35.9 million
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Accounts                           3        $35.8 million
----------------------- ---------------------------------- -------------- --------------------- ----------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Schneider manages 2 accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $14.8 million.

COMPENSATION STRUCTURE. Mr. Schneider's compensation is primarily based on a fixed salary. There is currently no bonus structure in place for Mr. Schneider. Mr. Schneider's compensation package also includes amounts paid by certain accounts subject to performance-based fee arrangements. Furthermore, Mr. Schneider, as a majority shareholder of JS Asset Management, LLC, may receive additional compensation based on the net earnings of the firm. This additional compensation would not be considered a bonus as it would represent the distribution of profits proportionate to Mr. Schneider's ownership in the firm.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when Mr. Schneider has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad band of accounts. While Mr. Schneider manages two accounts that are entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restrictions. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

DIVERSIFIED SMALL CAP GROWTH FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                             OTHER ACCOUNTS MANAGED*
----------------------- ---------------------------------- -------------- --------------------- ----------------------
PORTFOLIO MANAGER                TYPE OF ACCOUNT           NUMBER OF      TOTAL                 BENEFICIAL OWNERSHIP
                                                           ACCOUNTS       ASSETS IN             IN FUND
                                                                          ACCOUNTS
----------------------- ---------------------------------- -------------- --------------------- ----------------------
Richard R. Jandrain III Registered Investment                    0          $0                  $100,001-500,000
                        Companies
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Pooled Investment Vehicles         0          $0
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Accounts                           5          $134,175,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------

----------------------- ---------------------------------- -------------- --------------------- ----------------------
Daniel J. Kapusta       Registered Investment Companies          0           $0                 $50,000-100,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Pooled Investment Vehicles         0           $0
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Accounts                           5           $134,175,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------
David K. Robinson       Registered Investment Companies          0           $0                 $10,001-50,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Pooled Investment Vehicles         0           $0
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Accounts                           5           $134,175,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------
Bihag Patel             Registered Investment Companies          0           $0                 $10,001-50,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Pooled Investment Vehicles         0           $0
----------------------- ---------------------------------- -------------- --------------------- ----------------------
                        Other Accounts                           5           $134,175,000
----------------------- ---------------------------------- -------------- --------------------- ----------------------

*Information is as of March 31, 2006.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE.  None

COMPENSATION STRUCTURE. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington's Code of Ethics is in place to prevent such conflicts.

PROXY VOTING PROCEDURES

The Funds have adopted the Sub-Advisors' policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at http://www.sec.gov. Listed below is a summary of the Sub-Advisors' proxy voting procedures:

TCW INVESTMENT MANAGEMENT COMPANY. TCW has adopted proxy voting guidelines on issues involving governance, capital structure, mergers and restructuring, board of directors, anti-takeover provisions, compensation and other issues. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the Fund and with the goal of maximizing the value of the Fund's investments. The voting guidelines generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy is that its portfolio managers are best able to determine how best to further the Fund's interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an outside proxy voting service.

Consistent with the approaches described above, the following are examples of TCW's voting position on specific matters.

      o     TCW will vote for director nominees in uncontested elections.

      o TCW will vote against proposals to authorize preferred stock if the Board has unlimited rights to set the terms and conditions.

      o TCW will vote against proposals to ratify or adopt poison pill plans.

      o TCW will vote against proposals to establish or increase super majority vote requirements.

      o TCW will vote for executive and director compensation plans unless they are dilutive beyond pre-determined levels, in which case such votes will be determined on a case-by-case basis.

      o     TCW will vote for mergers and acquisitions.

If a potential conflict of interest arises, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of the Fund and in the interests of maximizing the value of its portfolio holdings. If a conflict of interest arises and the proxy vote is predetermined, TCW will vote accordingly. If a conflict of interest arises and there is no predetermined vote, TCW will refer the vote to an outside service for its consideration in the event the client's relationship is determined to be material to TCW. If TCW identifies a conflict of interest between a portfolio manager and an issuer soliciting proxy votes from TCW clients, the Proxy Committee will cast the vote.

WESTFIELD CAPITAL MANAGEMENT COMPANY LLC. Westfield's policy is to vote all proxies in the best interest of the Fund in accordance with its fiduciary obligations and applicable law. Westfield has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Proxy Committee is responsible for setting general policy as to proxies. Westfield has also contracted with Glass Lewis & Co. to assist in the proxy research voting process by providing proxy-voting research. ADP ProxyEdge is utilized to manage and maintain documentation to substantiate the manner in which Westfield votes. Westfield maintains written voting guidelines, that are available on its website, setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to the following exceptions: 1) if the portfolio manager believes that following the guidelines would not be in the Fund's best interests, 2) for clients with plan assets subject to ERISA, Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines except when voting in accordance with AFL-CIO guidelines would be inconsistent with ERISA, and 3) for issues not specifically covered by the proxy voting guidelines adopted by the Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent, the Proxy Manager will consult with the Analyst and Committee in determining how to vote.

The following are examples of Westfield's voting position on specific matters.

      o Westfield will withhold votes for any nominee for director if the board does not have a two-thirds majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

      o Westfield will vote on a case-by-case basis board approved proposals relating to executive compensation. Westfield may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation.

      o Westfield will vote against board approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote on a case-by-case basis poison pill proposals and will vote for proposals to adopt fair price provisions.

If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

TODD INVESTMENT ADVISORS, INC. Todd will vote proxies solely in the best long-term interests of the Fund. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters.

Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

      o Todd will generally support proposals requiring a majority of independent directors on the board.

      o     Todd prefers to see the separation of Chairman and CEO positions.

      o     Todd prefers that all incumbent directors own company stock.

      o Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

      o     Todd supports proposals requiring the expensing of options.

If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the Fund why Todd's vote may differ from the Fund's request. Todd will consider a Fund's request but will vote only for what it believes will best advance the long-term interests of the Fund.

BJURMAN, BARRY & ASSOCIATES. Bjurman uses a third party service provider, ISS, to vote all proxies for the Fund. The proxy voting guidelines adopted by Bjurman are provided by ISS. The voting process involves an assessment that results in voting in agreement with company management and/or varying ISS recommendations. Management and ISS recommendations may be identical. In the event Bjurman votes against ISS recommendations, documentation must be prepared to describe the basis for such a decision. Bjurman has adopted proxy voting recommendations on issues involving board of directors, proxy contest defenses, auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. The following are examples of Bjurman's policies on specific matters:

      o Votes on director nominations will be made on a case-by-case basis examining factors such as long-term corporate performance relative to a market index, composition of board and keyboard committees, nominee's attendance at meetings, nominee's investment in the company, whether a retired CEO sits on the board and whether the chairman is also serving as CEO.

      o Bjurman will vote against proposals that provide that directors may be removed only for cause and for proposals giving shareholders the ability to remove directors with or without cause.

      o Bjurman will vote for shareholder proposals that ask a company to submit its poison pills for shareholder ratification.

      o Bjurman will vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue and will vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company

Bjurman's proxy voting policy does not demonstrate a conflict of interest regarding the Fund's best interests since votes are in accordance with a pre-determined policy based upon the recommendations of ISS. The proxy voting guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Bjurman may not vote in strict adherence to these guidelines.

LONGWOOD INVESTMENT ADVISORS, INC. Longwood's proxy voting policy and procedures are designed to ensure that Longwood votes proxies in the best interest of the Fund and to prevent and detect fraudulent, deceptive or manipulative acts by Longwood and its advisory affiliates. Longwood's policy is to vote proxies in the interest of maximizing shareholder value. To that end, Longwood will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Longwood has contracted with IRRC to assist it in the proxy voting process. Accordingly, IRRC shall be a source of proxy voting research and also maintain the documentation to substantiate the manner in which Longwood votes proxies. In general, Longwood will support management if management's position appears reasonable, is not detrimental to the long-term equity ownership of the corporation and reflects consideration of the impact of societal values and attitudes on the long-term viability of the corporation. The position of management on any resolution will typically not be supported if it:

      o     Would enrich management excessively.

      o Would entrench incumbent officers or members of the board of directors.

      o Would not reflect consideration of short and long-term costs and gains, including effects on the basic human rights of its employees and goodwill both in the U.S. and foreign countries in which the company operates.

      o     Would result in unreasonable costs.

      o     Would disadvantage the corporation relative to other corporations.

      o Would oppose a proposal to have the shareholders approve the selection of an independent auditor.

      o Would not support equal and fair employment practices for all employees.

If Longwood detects a conflict of interest with respect to voting of the Fund's proxies, such conflict will be addressed by IRRC, or another independent third party, to vote proxies that involve such conflict. Any vote cast by IRRC is binding and may not be overridden by Longwood.

NAVELLIER & ASSOCIATES, INC. Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

JS ASSET MANAGEMENT, LLC. JSAM forwards all proxies to ISS and reviews the analysis of the proxy issues provided by ISS. JSAM then communicates its voting position to ISS and ISS executes the vote. JSAM votes proxies in a way that is consistent and facilitates voting solely in the interests of the Fund and for the exclusive purpose of providing economic benefits to the Fund. In general, JSAM votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or to reduce management's accountability to shareholders are typically voted "AGAINST."

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders. Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained the Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process and will use IRRC's proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales charge that is not reallowed to the dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended March 31, 2006, the aggregate underwriting commissions on sales of the Trust's shares were $3,520,315 of which the Distributor paid $2,723,888 to unaffiliated broker-dealers in the selling network, earned $284,723 as a broker-dealer in the selling network and retained $516,664 in underwriting commissions.

For the fiscal year ended March 31, 2005, the aggregate underwriting commissions on sales of the Trust's shares were $2,947,552 of which the Distributor paid $2,275,014 to unaffiliated broker-dealers in the selling network, earned $267,114 as a broker-dealer in the selling network and retained $405,423 in underwriting commissions.

For the fiscal year ended March 31, 2004, the aggregate underwriting commissions on sales of the Trust's shares were $2,328,684 of which the Distributor paid $1,871,231 to unaffiliated broker-dealers in the selling network, earned $140,617 as a broker-dealer in the selling network and retained $316,836 in underwriting commissions.

Prior to October 6, 2003, shares of the Large Cap Growth Fund were distributed by Navellier Securities Corp. During the period October 6, 2003 until December 31, 2003, the aggregate underwriting commissions on sales of the Large Cap Growth Fund's shares were $86,868, of which the Distributor paid $72,079 to unaffiliated broker-dealers in the selling network, earned $2,246 as a broker-dealer in the selling network and retained $12,543 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge. For the fiscal year ended March 31, 2006, the Distributor collected $193,948, $3,659, $7,916, $79,558 and $9,494 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Mid Cap Growth Fund, the Large Cap Core Equity Fund, the Small Cap Growth Fund, the Large Cap Growth Fund and the Micro Cap Growth Fund, respectively.

For the fiscal year ended March 31, 2005, the Distributor collected $192,384, $16,041, $10,187, $28,097, $14,841 and $4,008 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Mid Cap Growth Fund, the Growth Opportunities Fund, the Large Cap Core Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Micro Cap Growth Fund, respectively.

For the fiscal year ended March 31, 2004, the Distributor collected $142,079, $8,470, $14,836, $5,930 and $10,788 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Mid Cap Growth Fund, the Large Cap Core Equity Fund, the Growth Opportunities Fund, the Large Cap Growth Fund and the Small Cap Growth Fund, respectively.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Mr. Barrett may be deemed to be an affiliate of the Distributor because he is President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Distributor, and an officer of other affiliates of the Distributor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal period ended March 31, 2006, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund and the Large Cap Value Fund under the Class A Plan were $220,106, $1,467,774, $1,320,929, $42,555, $105,003, $108,960 and
$1,895, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS B SHARES. Each Fund (except the Large Cap Core Equity Fund, Micro Cap Growth Fund and Large Cap Value Fund) has also adopted a plan of distribution (the "Class B Plan") with respect to its Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. A Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal year ended March 31, 2006, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund and the Small Cap Growth Fund under the Class B Plan were $30,582, $738,830, $184,374, $16,855 and
$91,640, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to their Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2006, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund and the Large Cap Value Fund under the Class C Plan were $218,942, $2,940,374, $1,039,339, $12,928, $196,297, $227,790 and
$128, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Set forth below are the brokerage commissions paid by the Funds during their three most recent fiscal years (or periods):

-------------------------------- ------------------------ ----------------------
NAME OF FUND                     FISCAL PERIOD            COMMISSION AMOUNT
-------------------------------- ------------------------ ----------------------
Growth Opportunities Fund         4-1-05 - 3-31-06        $  196,719
-------------------------------- ------------------------ ----------------------
Growth Opportunities Fund         4-1-04 - 3-31-05        $   211,648
-------------------------------- ------------------------ ----------------------
Growth Opportunities Fund         4-1-03 - 3-31-04        $   201,825
-------------------------------- ------------------------ ----------------------
Large Cap Core Equity Fund        4-1-05 - 3-31-06        $     7,805
-------------------------------- ------------------------ ----------------------
Large Cap Core Equity Fund        4-1-04 - 3-31-05        $       772
-------------------------------- ------------------------ ----------------------
Large Cap Core Equity Fund        4-1-03 - 3-31-04        $     5,112
-------------------------------- ------------------------ ----------------------

-------------------------------- ------------------------ ----------------------
Mid Cap Growth Fund               4-1-05 - 3-31-06        $ 1,925,105
-------------------------------- ------------------------ ----------------------
Mid Cap Growth Fund               4-1-04 - 3-31-05        $ 2,344,174
-------------------------------- ------------------------ ----------------------
Mid Cap Growth Fund               4-1-03 - 3-31-04        $ 1,928,861
-------------------------------- ------------------------ ----------------------
Small Cap Growth Fund             4-1-05 - 3-31-06        $ 2,162,721
-------------------------------- ------------------------ ----------------------
Small Cap Growth Fund             4-1-04 - 3-31-05        $   955,074
-------------------------------- ------------------------ ----------------------
Small Cap Growth Fund             4-1-03 - 3-31-04        $   546,008
-------------------------------- ------------------------ ----------------------
Large Cap Growth Fund             4-1-05 - 3-31-06        $ 1,130,573
-------------------------------- ------------------------ ----------------------
Large Cap Growth Fund             4-1-04 - 3-31-05        $   486,588
-------------------------------- ------------------------ ----------------------
Large Cap Growth Fund            10-1-03 - 3-31-04        $    94,172
-------------------------------- ------------------------ ----------------------
Micro Cap Growth Fund             4-1-05 - 3-31-06        $   401,769
-------------------------------- ------------------------ ----------------------
Micro Cap Growth Fund             6-22-04 - 3-31-05       $   232,462
-------------------------------- ------------------------ ----------------------
Large Cap Value Fund              3-6-06 - 3-31-06        $    26,668
-------------------------------- ------------------------ ----------------------

The higher commissions paid by the Small Cap Growth Fund during the fiscal years ended March 31, 2006 and 2005 are due to increased assets. The higher commissions paid by the Large Cap Growth Fund during the fiscal year ended March 31, 2006 are due to increased assets. The lower commissions paid by the Large Cap Core Equity Fund during the fiscal year ended March 31, 2005 are due to low portfolio turnover.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal year ended March 31, 2006, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                   BROKERAGE TRANSACTIONS  BROKERAGE COMMISSIONS
                                   DIRECTED TO RESEARCH    FROM RESEARCH
                                   --------------------    -------------
Growth Opportunities Fund               $ 87,700,625          $107,508
Mid Cap Growth Fund                     $397,509,489          $601,012
Small Cap Growth Fund                   $ 86,696,196          $190,482
Large Cap Growth Fund                   $246,186,008          $347,208
Micro Cap Growth Fund                   $  3,023,353          $ 10,672

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Lynch Jones & Ryan, Inc. The Funds may also participate in a custody offset program offered by Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, that provides a custody offset credit and a low commission rate for agency trades placed through BBH's brokerage firm that do not include research services. Under the BBH custody offset program, any payments or benefits accrued by or credited to a particular Fund are applied against the Fund's gross expenses. Accordingly, in the event that the Advisor waives or limits its fees or assumes other expenses of a Fund in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Fund under the custody offset program may reduce the expense reimbursements owed by the Advisor to the Fund.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal year ended March 31, 2006, the Funds acquired common stock of the Trust's regular broker-dealers as follows:

------------------------------------ --------------------- ---------------------------- ----------------------
                                                                NUMBER OF SHARES         MARKET VALUE
FUND                                 BROKER-DEALER                 AT 3-31-06            AT 3-31-06
------------------------------------ --------------------- ---------------------------- ----------------------
Large Cap Core Equity Fund           Citigroup, Inc.               19,066                $   900,678
Large Cap Value Fund                 Citigroup, Inc.               11,300                $   533,812
------------------------------------ --------------------- ---------------------------- ----------------------

CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisors and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

The higher portfolio turnover for the Growth Opportunities Fund during the fiscal year ended March 31, 2006 is due to adjustments made by the portfolio manager in order to increase the Fund's holdings in certain sectors, particularly capital spending sensitive companies, and to decrease its holdings in consumer spending sensitive stocks.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio securities to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by the Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1) Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;

      2)    A routine request made by a Sub-Advisor for a Fund that it manages;

      3) For use in preparing and distributing routine periodic reporting to market data agencies (Morningstar, Lipper, Bloomberg, Standard & Poor's and Thompson Financial);

      4) A request by executive officers of the Advisor for routine oversight and management purposes;

      5) For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP, (the Trust's independent registered public accounting firm), Chirp Type LLC, (typesetter) and Financial Graphic Services (printer).

The Funds provide their full holdings to various market data agencies and to their public accountants, typesetter and printer on an on-going basis. The Funds provide their full holdings to various market data agencies monthly, as of the end of a calendar month, within one to ten business days after month end. The Funds provide their full holdings to their public accountants, annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter and printer, quarterly, as of the end of a calendar quarter, within ten to forty days after quarter end. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of Touchstone Investments and the Funds' Sub-Advisors that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price or net asset value ("NAV") and the public offering price (NAV plus applicable sales load) of shares of the Funds are normally determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. eastern time), each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days when there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. If a Fund holds foreign securities, they may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of a Fund holding foreign securities may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and public offering price, see "Pricing of Fund Shares" in the Prospectuses.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. If a Fund holds foreign securities, it may invest in foreign securities traded on markets that close prior to the time the Fund determines its NAV. The Funds may use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers the following classes of shares.

------------------------------------- ------------ -------- -------- -----------
                                      CLASS A      CLASS B  CLASS C  CLASS Y*
------------------------------------- ------------ -------- -------- -----------
Diversified Small Cap Growth Fund     X                              X
------------------------------------- ------------ -------- -------- -----------
Growth Opportunities Fund             X            X        X
------------------------------------- ------------ -------- -------- -----------
Large  Cap Core Equity Fund           X                     X
------------------------------------- ------------ -------- -------- -----------
Large Cap Growth Fund                 X            X        X        X
------------------------------------- ------------ -------- -------- -----------
Large Cap Value Fund                  X                     X
------------------------------------- ------------ -------- -------- -----------
Micro Cap Growth Fund                 X                     X        X
------------------------------------- ------------ -------- -------- -----------
Mid Cap Growth Fund                   X            X        X
------------------------------------- ------------ -------- -------- -----------
Small Cap Growth Fund                 X            X        X        X
------------------------------------- ------------ -------- -------- -----------
*Prior to November 20, 2006, Class Y shares were named "Class I" shares.

Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expense amounts and shareholder features. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If your initial investment in the Small Cap Growth Fund, Micro Cap Growth Fund or Large Cap Growth Fund is $250,000 or more, you may find Class Y shares attractive since Class Y shares are sold without a sales charge or 12b-1 distribution fee. However, if you purchased your Class Y shares through an asset allocation program offered by your financial advisor, you must pay your financial advisor an annual fee and meet the financial advisor's minimum investment requirements in order to participate in the asset allocation program offered by your financial advisor.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes these value-added services can benefit you through market cycles.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

THE CHART BELOW SHOW SALES CHARGES, 12B-1 FEES AND CONVERSION FEATURES FOR EACH
CLASS:

CLASS    SALES CHARGE                                    12B-1 FEE     CONVERSION FEATURE
-----------------------------------------------------------------------------------------
A        Maximum 5.75% initial sales charge                 0.25%        None
         reduced for purchases of $50,000 and
         over; purchases of $1 million or more
         sold without an initial sales charge may
         be subject to a 1.00% CDSC if redeemed
         during 1st year and a commission was paid
         to an unaffiliated dealer

B        Maximum 5.00% CDSC during 1st year                 1.00%        Class B Shares automatically
         that decreases incrementally and is                             convert to Class A shares
         0 after 6 years                                                 after approximately 8 years


C        1.00% CDSC during 1st year                         1.00%        None

Y        None                                               None         None

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases, reduced or waived initial sales charges for the purchase of Class A shares may be available, as described below. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

                                      Sales            Sales            Dealer
                                      Charge as        Charge as %      Reallowance
                                      % of Offering    of Net Amount    as %of Net
                                      Price            Invested         Amount Invested
                                      -----            --------         ---------------
Less than $50,000                      5.75%            6.10%            5.00%
$50,000 but less than $100,000         4.50%            4.71%            3.75%
$100,000 but less than $250,000        3.50%            3.63%            2.75%
$250,000 but less than $500,000        2.95%            3.04%            2.25%
$500,000 but less than $1,000,000      2.25%            2.30%            1.75%
$1,000,000 or more                     None             None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                     Dealer Fee
--------------------                                     -----------
$1 million but less than $3 million                         1.00%
$3 million but less than $5 million                         0.75%
$5 million but less than $25 million                        0.50%
$25 million or more                                         0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS B SHARES. Class B shares are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A % OF AMOUNT SUBJECT TO CHARGE
--------------------------------       ---------------------------------------
       First                                   5.00%
       Second                                  4.00%
       Third                                   3.00%
       Fourth                                  2.00%
       Fifth                                   1.00%
       Sixth                                   1.00%
       Seventh and thereafter*                 None
--------------------------------------------------------------------------------
* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. The Distributor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Class Y shares may also be purchased directly through the Distributor.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE AND REDEMPTION INFORMATION
-----------------------------------------

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Class Y shares of the Funds. Accounts that opened prior to November 20, 2006 are not subject to the minimum initial investment increases that became effective November 20, 2006.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

purchases by any employees of Integrated Investment Services, Inc.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF LARGE CAP GROWTH FUND CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Effective October 6, 2003, sales charges do not apply to Class A shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Large Cap Growth Fund.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Advisor.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

The Trust intends to qualify annually and to elect that each Fund be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2006, the following Funds had capital loss carryforwards for federal income tax purposes.

                                           AMOUNT             EXPIRATION DATE
                                           ------             ---------------
Growth Opportunities Fund                $13,138,578          March 31, 2010
                                         $21,975,058          March 31, 2011
                                         $17,098,132          March 31, 2012
                                         $ 1,976,702          March 31, 2013

Large Cap Core Equity Fund               $    99,480          March 31, 2009
                                         $    24,780          March 31, 2010
                                         $   414,728          March 31, 2011
                                         $ 1,025,778          March 31, 2012
                                         $    11,425          March 31, 2013
                                         $   107,665          March 31, 2014

Large Cap Growth Fund*                   $12,837,110          March 31, 2009
                                         $ 2,396,670          March 31, 2010
                                         $ 7,655,647          March 31, 2011
                                         $ 3,322,314          March 31, 2012
                                         $ 1,798,659          March 31, 2013

Micro Cap Growth Fund                    $ 1,123,992          March 31, 2013
                                         $ 1,673,731          March 31, 2014

Small Cap Growth Fund                    $ 1,422,586          March 31, 2013
--------------------------------------------------------------------------------
*A portion of these capital loss carryforwards may be limited under tax regulations.

Each shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions that were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to U.S. shareholders, other than corporations, at the qualified dividend income rate of 15%, or 5% for lower income levels and may qualify for the corporate dividends-received deduction, to the extent derived from qualified dividend income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

TIMING OF INVESTMENT. At the time of a shareholder's purchase of a Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such shareholder even if the NAV of the shareholder's shares is, as a result of the distributions, reduced below the shareholder's cost for such shares and the distributions economically represent a return of a portion of the investment.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup-withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their tax advisors with respect to their particular tax consequences from an investment in a Fund.

OTHER TAXATION. Shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of December 11, 2006, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a class of a Fund. Shares that are held beneficially are indicated by one asterisk. Accounts that may be deemed to control a class are indicated by two asterisks.

------------------------------------- ------------------------------------------------------- -------------------
FUND                                  SHAREHOLDER                                                 % OF CLASS
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Growth Fund -               Charles Schwab & Company, Inc.                                24.44%
Class A                               Cust SPL Custody Bnft
                                      101 Montgomery Street San Francisco, CA
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             26.59%
Class A                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             36.57%
Class B                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             46.12%
Class C                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Growth Fund -               New York Trust Company                                        52.53%
Class Y                               169 Lackawanna Avenue Parsippany, NJ
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Growth Fund -               Newton Contributory Retirement System                         25.20%
Class Y                               1000 Commonwealth Avenue
                                      Newton Centre, MA
------------------------------------- ------------------------------------------------------- -------------------
Growth Opportunities Fund - Class A   NFS LLC FEBO                                                  12.71%
                                      Bank of NY Custodian for Amivest
                                      1 Wall Street New York, NY
------------------------------------- ------------------------------------------------------- -------------------
Growth Opportunities Fund - Class A   Fifth Third Bank - Trustee                                    14.85%
                                      FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard Centennial, CO
------------------------------------- ------------------------------------------------------- -------------------
Growth Opportunities Fund- Class C    Merrill Lynch, Pierce Fenner & Smith Incorporated             5.92%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------

------------------------------------- ------------------------------------------------------- -------------------
Mid Cap Growth Fund-Class A           Merrill Lynch, Pierce Fenner & Smith Incorporated             11.10%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Mid Cap Growth Fund-Class A           Charles Schwab & Company, Inc.                                 6.75%
                                      Mutual Funds - Special Custody
                                      101 Montgomery Street San Francisco, CA
------------------------------------- ------------------------------------------------------- -------------------
Mid Cap Growth Fund-Class A           Fifth Third Bank - Trustee                                    6.84%
                                      FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
------------------------------------- ------------------------------------------------------- -------------------
Mid Cap Growth Fund-Class B           Merrill Lynch, Pierce Fenner & Smith Incorporated             15.96%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Mid Cap Growth Fund-Class C           Merrill Lynch, Pierce Fenner & Smith Incorporated             31.64%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Core Equity Fund-Class A    Fifth Third Bank  - Trustee                                   17.38%
                                      FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Core Equity Fund-Class A    The Western & Southern Life Insurance Co.*                    36.59%**
                                      400 Broadway Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Core Equity Fund-Class A    The Western & Southern Financial Group*                       25.54%**
                                      400 Broadway Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Core Equity Fund - Class C  Merrill Lynch, Pierce Fenner & Smith Incorporated             33.56%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Core Equity Fund - Class C  The Western & Southern Life Insurance Co.*                     7.76%
                                      400 Broadway  Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Core Equity Fund - Class C  The Western & Southern Financial Group*                        5.46%
                                      400 Broadway  Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Small Cap Growth Fund-Class A         Fifth Third Bank - Trustee                                    10.28%
                                      FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard Centennial, CO
------------------------------------- ------------------------------------------------------- -------------------
Small Cap Growth Fund-Class A         SEI Private Trust Company                                      5.39%
                                      c/o Irwin Union
                                      One Freedom Valley Drive
                                      Oaks, PA
------------------------------------- ------------------------------------------------------- -------------------
Small Cap Growth Fund-Class B         Merrill Lynch, Pierce Fenner & Smith Incorporated              5.85%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Small Cap Growth Fund-Class C         Merrill Lynch, Pierce Fenner & Smith Incorporated             23.83%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Small Cap Growth Fund-Class Y         Prudential Investment Management Service                      90.03%
                                      FBO Mutual Fund Clients
                                      100 Mulberry Street Newark, NJ
------------------------------------- ------------------------------------------------------- -------------------
Micro Cap Growth Fund-Class A         Western & Southern Life Insurance Co.*                        12.43%
                                      400 Broadway Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Micro Cap Growth Fund-Class A         Merrill Lynch, Pierce Fenner & Smith Incorporated             19.43%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Micro Cap Growth Fund-Class C         Merrill Lynch, Pierce Fenner & Smith Incorporated             32.63%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Micro Cap Growth Fund-Class Y         LPL Financial Services FBO An Account*                        48.60%**
                                      9785 Towne Centre Drive San Diego, CA
------------------------------------- ------------------------------------------------------- -------------------

------------------------------------- ------------------------------------------------------- -------------------
Micro Cap Growth Fund-Class Y         LPL Financial Services  FBO An Account*                        7.87%
                                      9785 Towne Centre Drive San Diego, CA
------------------------------------- ------------------------------------------------------- -------------------
Micro Cap Growth Fund-Class Y         LPL Financial Services  FBO An Account*                        5.51%
                                      9785 Towne Centre Drive San Diego, CA
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Value Fund-Class A          Merrill Lynch, Pierce Fenner & Smith Incorporated              8.52%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Value Fund-Class A          Western & Southern Life Insurance Co.*                        49.10%**
                                      400 Broadway Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Large Cap Value Fund-Class C          Merrill Lynch, Pierce Fenner & Smith Incorporated             16.54%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
------------------------------------- ------------------------------------------------------- -------------------
Diversified Small Cap Growth Fund     Western & Southern Financial Group*                           99.81%**
-Class A                              400 Broadway Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------
Diversified Small Cap Growth Fund     Western & Southern Financial Group*                           99.95%**
-Class Y                              400 Broadway Cincinnati, OH
------------------------------------- ------------------------------------------------------- -------------------

*     Indicates that shares are held beneficially.

** May be deemed to control a class because it owned beneficially more than 25% of the outstanding shares as of December 11, 2006.

As of December 11, 2006, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN
---------

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109, serves as the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2007. The independent accountants will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT
-------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Investment Services, Inc. ("Integrated"), formerly Integrated Fund Services, Inc., is located at 303 Broadway, Cincinnati, Ohio 45202. Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from each Fund, plus out of-pocket expenses. Integrated is an affiliate of the Advisor, the Distributor and certain Sub-Advisors by reason of common ownership.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

SUB-ADMINISTRATIVE AGENT. Effective January 1, 2007, the Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to Integrated. The sub-administrative services sub-contracted to Integrated include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees. The Advisor pays Integrated a sub-administrative fee out of its administration fee. Prior to January 1, 2007, the Funds paid Integrated an accounting service fee based on the asset size of the Fund, plus out-of-pocket expenses and the costs of outside pricing services. Set forth below are the accounting service fees paid by the Funds to Integrated during the stated fiscal periods:

ACCOUNTING SERVICE FEES

                             3-31-05 -    3-31-04 -    3-31-03 -
                             3-31-06      3-31-05      3-31-04
                             -------      -------      -------
Mid Cap Growth Fund          $69,000      $69,000      $68,000
Large Cap Core Equity Fund   $39,000      $39,000      $39,000
Growth Opportunities Fund    $51,000      $51,000      $51,396
Small Cap Growth Fund        $66,550      $54,300      $41,500
Micro Cap Growth Fund        $43,976      $28,126           --
Large Cap Value Fund         $ 2,621           --           --

                                                       1-1-04 -       12-31-02 -
                                                       3-31-04        12-31-03
                                                       -------        --------
Large Cap Growth Fund        $76,500      $56,450      $ 9,128        $23,724

Prior to January 1, 2007, Integrated provided administrative services to the Funds and the Funds paid Integrated an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees paid by the Funds to Integrated during the stated fiscal periods:

ADMINISTRATIVE SERVICE FEES

                             3-31-05 -    3-31-04 -    3-31-03 -
                             3-31-06      3-31-05      3-31-04
                             -------      -------      -------
Mid Cap Growth Fund          $384,261     $351,145     $230,008
Large Cap Core Equity Fund   $ 11,000     $  6,647     $  5,778
Growth Opportunities Fund    $ 61,496     $ 65,986     $ 74,709
Small Cap Growth Fund        $128,546     $ 54,471     $ 25,060
Micro Cap Growth Fund        $ 36,599     $ 28,126           --
Large Cap Value Fund         $    424           --           --

                                                       1-1-04 -       12-31-02 -
                                                       3-31-04        12-31-03*
                                                       -------        --------
Large Cap Growth Fund        $296,223     $90,716      $9,649         $39,924

*Prior to 10-6-03 Navellier provided administrative services to the Large Cap Growth Fund.

COMPLIANCE SERVICE FEES. Integrated provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance fees and expenses paid by the Funds during the stated periods:

                                                   3-31-05         10-05-04-
                                                   3-31-06         3-31-05
                                                   -------         -------
Mid Cap Growth Fund                                $3,601          $8,391
Large Cap Core Equity Fund                         $   24          $  162
Large Cap Growth Fund                              $1,975          $1,346
Growth Opportunities Fund                          $  553          $1,107
Small Cap Growth Fund                              $  628          $1,288
Micro Cap Growth Fund                              $  219          $  183
Large Cap Value Fund                               $   10          $   --

FINANCIAL STATEMENTS
--------------------

The Funds' annual financial statements as of March 31, 2006 appear in the Trust's Annual Report, which is incorporated by reference herein. The Trust's annual financial statements were audited by Ernst & Young LLP. The Funds' semiannual financial statements as of September 30, 2006 appear in the Trust's Semiannual Report, which is incorporated by reference into this SAI.. The Trust's semiannual financial statements are unaudited.

APPENDIX
--------

                        BOND AND COMMERCIAL PAPER RATINGS

         Set forth below are descriptions of the ratings of Moody's, S&P and Fitch, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY 'S BOND RATINGS

 Aaa Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
         While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,   Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as
CCC,     predominantly speculative with respect to capacity to pay interest and
CC, C repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR       Not rated.
                                 FITCH RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

    AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

    A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

    BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

    BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

    B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

   CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

   DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

UNRATED. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.    An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.


                         S&P'S COMMERCIAL PAPER RATINGS

A. S& P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2  "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

SP-3  "Debt rated SP-3 has speculative capacity to pay principal and interest."